Exhibit 10.85

October 20, 2016

BY FACSIMILE, EMAIL AND FEDEX

ROS Acquisition Offshore LP Attn:  Neil Gray

C/0 Walkers Corporate Services Limited Walker House, 87 Mary Street

George Town, Grand Cayman KY 1-9005 Cayman Islands

OrbiMed Advisors LLC Attn:  Matthew Rizzo

601 Lexington Avenue, 54th Floor New York, NY 10022

Phone: 212.739.6400

Fax: 212.739.6444

Email: RizzoM@OrbiMed.com

RE:Waiver and Modification under Loan Documents Ladies and Gentlemen:

Reference is made in this letter agreement (this "Letter Agreement") to that certain Credit Agreement (as amended from time to time, the "Credit Agreement"), dated as of March 12, 2014, by and between Unilife Medical Solutions, Inc. (the "Borrower"), a Delaware corporation and a subsidiary of Unilife Corporation ("Holdings"), and ROS Acquisition Offshore LP, a Cayman Islands exempted limited partnership (the "Lender"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

By countersigning this letter agreement, (i) until 11:59 p.m. New York City time on July 1, 2017, the Lender waives any and all rights whatsoever that the Lender has or may have under the Loan Documents and other ancillary documents to declare an "Event of Default" or other breach as a result of Borrower's or Holdings' failure to maintain the effectiveness of a registration statement pursuant to Section lO(i) of the Warrant, dated February 22, 2016, issued by Holdings to the Lender; and the Lender acknowledges and agrees that the Borrower's receipt of notice of the effectiveness of a registration statement, shall cure any breach of the Loan Documents and other ancillary documents as a result of the matters set forth in this section (i); and (ii) the Lender waives any and all rights whatsoever that the Lender has or may have under the Loan Documents and other ancillary documents to declare an "Event   of Default" or other

DC: 6252538-11

DM3\4322 03 l.2

breach as a result of Borrower's or Holdings' failure to timely file documents (the "Delayed Filings") with the Securities and Exchange Commission ("SEC") or the Australian Securities Exchange ("ASX") due since February 22, 2016 and prior to the date hereof and the Lender acknowledges and agrees that the filing by the Borrower of the Delayed Filings with the SEC and the ASX shall cure any breach of the Loan Documents and other ancillary documents as a result of the matters set forth in this section (ii) so long as the Borrower files such Delayed Filings by November 7, 2016.

TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS LETTER AGREEMENT, THE BORROWER, ON BEHALF OF ITSELF AND EACH CREDIT OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OR THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)	WANES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)RELEASES AND DISCHARGES THE LENDER, ROS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTNELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

The waiver set forth herein is  limited  to  the  extent  specifically  set  forth  above  and shall in no way serve to waive (x) similar or future compliance with the Loan Documents or ancillary documents or  (y)  any  other  terms,  covenants  or  provisions  of the  Loan  Documents, or any obligations of the Borrower, other than  as  expressly  set  forth  above.  Nothing in  this  letter shall be construed to imply any willingness  on  the  part  of  the  Lender  to  agree  to  or  grant any  similar  or  future  amendment,  consent  or  waiver  of  any  of  the  terms  and  conditions   of  the  Loan  Documents  or ancillary documents.

This Letter Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

DM3\4322031 .2

Please countersign this letter agreement below to confirm your acknowledgment and agreement with the terms of this letter agreement.

Very yours truly,

UNILIFE MEDICAL SOLUTIONS, Inc., as Borrower

/s/ John Ryan

By:

Name: Title:

John Ryan

President and Chief Executive Officer

CONFIRMED AND AGREED TO:

ROS ACQUISITION OFFSHORE LP, as the Lender

By OrbiMed Advisors LLC, its investment manager

     By: /s/ Sven Borho

    Name:Sven Borho

    Title:General Partner

3

DMJ\4322 03 1.2